SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 Current Report



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                       Date of Report: December 13, 2001
                       ---------------------------------
                        (Date of earliest event reported)


                                MALACOLOGY, INC.
                                ----------------
              Exact name of registrant as specified in its charter



          Nevada                          0-29489                 33-0850627
-------------------------------     ---------------------      -----------------
State of other jurisdiction of       Commission File No.        I.R.S. Employer
incorporation or organization                                       ID No.



              1101 Channelside Dr., Suite 241, Tampa, Florida 33602
              -----------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (813) 864-3900



                       610 Newport Center Drive, Suite 800
                             Newport Beach, CA 92660
           ----------------------------------------------------------
          (Former name or former address if changed since last report)

Item 5.  OTHER EVENTS

         On December 13, 2001, Malacology, Inc. issued a press release regarding the relocation of its offices to Tampa, Florida, the formation of a Florida corporation as a wholly owned subsidiary, West Wing Holdings Acquisition, Inc., and that it commenced operations on December 1, 2001. A copy of the press release issued is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements - None

         (b)      Pro Forma Financial Information  - None

         (c)      Exhibits

                  Exhibit 99.1      Press Release dated December 13, 2001

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MALACOLOGY, INC.



                                                By:  /s/ Vivek R. Rao
                                                    ---------------------------
                                                    Vivek R. Rao, Chairman/ CEO
Dated:  December 13, 2001


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